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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2000
                                                           ------------


                                PAXAR CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)


         New York                    0-5610                   13-5670050
   ---------------------         ---------------          ------------------
(State or Other Jurisdiction (Commission File Number) (IRS Employer Ident. No.)
      of Incorporation)


             105 Corporate Park Drive, White Plains, New York 10604
             ------------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)


                                 (914) 697-6800
                                 ---------------
               Registrant's telephone number, including area code


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EXPLANATORY NOTE

      This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K ("Form 8-K") for May 18, 2000 of Paxar Corporation, a New York corporation (the "Registrant"), is submitted in order to indicate that the Financial Statements and Pro Forma Financial Information called for under Item 7 of Form 8-K are not required because the business acquired does not satisfy any of the tests set forth in Rule 3-05 or Rule 11-01 of Regulation S-X. Therefore, the Company hereby amends its Form 8-K in accordance with Rule 12b-15 under the Securities Exchange Act of 1934.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statement of Business Acquired.

      Financial statements of the business acquired are not required to be filed since the business acquired does not satisfy any of the tests set forth in Rule 3-05 of Regulation S-X. Adequate information required to perform the tests in question was not available at the time of the initial filing of this Report.

      (b)   Pro Forma Financial Information.

      Pro forma financial information of the business acquired is not required to be filed since the business acquired does not satisfy any of the tests set forth in Rule 11-01 of Regulation S-X. Adequate information required to perform the tests in question was not available at the time of the initial filing of this Report.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                PAXAR CORPORATION
                                                (Registrant)



Date: August 1, 2000                            By:    /s/ Jack R. Plaxe
                                                   -------------------------
                                                   Jack R. Plaxe
                                                   Senior Vice President and
                                                   Chief Financial Officer